Secured Credit Facility	12 Months Ended
Dec. 31, 2011
Secured Credit Facility [Abstract]
Secured Credit Facility

(10) Secured Credit Facility

On February 4, 2011, the Company amended and restated its secured credit agreement with KeyBank National Association and other financial institutions. The amended and restated credit facility consists of a $435,000 senior secured revolving line of credit and a $150,000 secured term loan. The Company has the ability to increase available borrowings up to $500,000 under the revolving line of credit in certain circumstances. The amended and restated credit agreement matures on February 3, 2013 and the Company has the option to extend the maturity for one year. Prior to the February 2011 amendment and restatement, the Company’s credit facility consisted of a $200,000 secured revolving line of credit with an interest rate equal to LIBOR (3% floor) plus 3.50% and an original maturity date of October 14, 2010 that was extended to October 14, 2011.

As of December 31, 2011, the terms of the agreement stipulate:

•	monthly interest-only payments on the outstanding balance at a rate of LIBOR plus a margin of 2.75% to 4.00%, depending on leverage levels;

•	quarterly unused fees ranging from 0.40% to 0.50% per annum, depending on the undrawn amount;

•

the requirement for a comprehensive collateral pool (secured by mortgage interests in each asset) subject to certain covenants and minimum requirements related to the value and number of properties included in the collateral pool;

•

a maximum advance rate on the appraised value of the collateral pool of 65% (reduced to 60% of the collateral pool value after the issuance of the Company’s financial statements for the quarter ending March 31, 2012). After the date of this report, the value of the collateral pool will be determined by capitalizing the collateral pool adjusted net operating income at 8%; and

•

$20,000 of recourse cross-default permissions and $100,000 of non-recourse cross-default permissions, subject to certain carve-outs and allowances for maturity defaults under non-recourse indebtedness for up to 90 days subject to extension at the discretion of the lenders.

This full recourse credit agreement requires compliance with certain covenants including: a leverage ratio, fixed charge coverage, debt service coverage, a minimum net worth requirement, a distribution limitation and investment restrictions, as well as limitations on the Company’s ability to incur recourse indebtedness. It also contains customary default provisions including the failure to timely pay debt service payable thereunder, the failure to comply with the Company’s financial and operating covenants and the failure to pay when the consolidated indebtedness becomes due. In the event the lenders declare a default, as defined in the credit agreement, this could result in an acceleration of all outstanding borrowings on the line of credit. As of December 31, 2011, management believes the Company was in compliance with all of the covenants and default provisions under the credit agreement and the Company’s current business plan, which is based on management’s expectations of operating performance and planned capital recycling initiatives, indicates that it will be able to operate in compliance with these covenants and provisions in 2012 and beyond. Additionally, management is in the process of negotiating an amended credit facility, which will provide the Company with additional operating and financial flexibility. As of December 31, 2011, the interest rate of the revolving line of credit and secured term loan was 3.81%. Upon closing the amended credit agreement, the Company borrowed the full amount of the term loan. As of December 31, 2011, the total availability under the revolving line of credit was $435,000, of which the Company had borrowed $405,000. As of December 31, 2010, the outstanding balance on the line of credit was $154,347.